UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 15, 2023

Five Point Holdings, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38088	27-0599397
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2000 FivePoint 4th Floor Irvine California		92618
(Address of Principal Executive Offices)		(Zip Code)

(949) 349-1000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common shares	FPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2023, Five Point Holdings, LLC (the “Company”) announced the appointment of Kim Tobler as Chief Financial Officer, Treasurer and Vice President of the Company, effective immediately. Mr. Tobler, 64, has served as Vice President – Treasury and Tax of the Company since 2016. Mr. Tobler is an experienced executive with over 35 years of experience in tax, financial reporting, and corporate finance, primarily in the real estate sector. He was a tax partner at Ernst & Young LLP from 2008 to 2016 and previously from 1995 to 2003. From 2003 to 2008, he worked at the Irvine Company as Senior Vice President – Finance and Reporting. Mr. Tobler holds a B.S. and a Master’s degree in Accounting from Brigham Young University.

Concurrent with the appointment of Mr. Tobler, the Company also announced that Leo Kij, the Company’s Interim Chief Financial Officer, would be transitioning into a role as Vice President – Financial Reporting of the Company, effective immediately.

Mr. Tobler has no family relationship with any director, executive officer or person nominated to become a director or executive officer of the Company. Mr. Tobler has not engaged in any transactions with the Company that are required to be disclosed under Item 404(a) of Regulation S-K, nor have any such transactions been proposed. There are no arrangements or understandings between Mr. Tobler and any other person pursuant to which he was appointed as the Company’s Chief Financial Officer, Treasurer and Vice President.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release dated September 15, 2023, relating to the announcement described in Item 5.02, is furnished as Exhibit 99.1 to this Form 8-K.

The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated September 15, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIVE POINT HOLDINGS, LLC

By:	/s/ Michael Alvarado
Name:	Michael Alvarado
Title:	Chief Legal Officer, Vice President and Secretary

Date: September 15, 2023